Exhibit 10.9



                  B r o t h e r s   O i l   &   G a s   I n c .




June 25, 2002

Attn: Board of Directors
Herrimen Oil & Gas Inc.
#990 - 1500 West Georgia Street
Vancouver, BC  V6G 2Z6




         RE: Further Extension on Option Agreement and Initial Extension
         ---------------------------------------------------------------
                             for 61-9 and 18-R Wells
                             -----------------------


Please accept this letter as confirmation that Brothers Oil & Gas Inc. will extend the term of the Option on a month-to-month basis until terminated in writing with thirty (30) days notice.


Regards,

BROTHERS OIL & GAS INC.


/s/ Allen Sewell


Allen Sewell
President













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